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                                                                   Exhibit 10.68

                           OMNIBUS AMENDMENT 1997-1

       WHEREAS, Great Western Financial Corporation ("GWFC") maintains the following plans, trusts and agreements for the benefit of its employees and/or directors (collectively, the "Plans"):

   .   Employment Agreements, amended and restated as of December 10, 1996:
       .  John F. Maher
       .  J. Lance Erikson
       .  Carl F. Geuther
       .  Michael M. Pappas
       .  A. William Schenck III
       .  Jaynie M. Studenmund

       .  Employment Agreement with Ray W. Sims, effective as of January 6, 1997

   . GWFC 1988 Stock Option and Incentive Plan, as amended through December 10, 1996

   . GWFC Annual Incentive Compensation Plan for Executive Officers, as amended December 9, 1996 (the "Annual Incentive Plan")

   . GWFC Senior Officers' Deferred Compensation Plan (1992 Restatement), as amended December 10, 1996

   . GWFC Deferred Compensation Plan (1992 Restatement), as amended December 10, 1996

   . GWFC Directors' Deferred Compensation Plan (1992 Restatement), as amended December 10, 1996

   . Great Western Supplemental Executive Retirement Plan (1988 Restatement), as amended through December 10, 1996

   .   Great Western Retirement Restoration Plan, as amended December 10, 1996
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 .  GWFC Umbrella Trust for Senior Officers (as amended through December 10,
   1996) and Umbrella Trust for Directors (as amended through December 10,
   1996)

 . Employee Home Loan Program (revised and restated as of April 27, 1993), as amended December 10, 1996

 .  GWFC Special Severance Plan, effective December 10, 1996

       WHEREAS, the Compensation Committee of the Board of Directors of GWFC has adopted this Omnibus Amendment 1997-1 with respect to the Annual Incentive Plan; and

       WHEREAS, the Board of Directors of GWFC has adopted this Omnibus Amendment 1997-1 with respect to all of the Plans other than the Annual Incentive Plan;

       NOW, THEREFORE, subject to the succeeding paragraph hereof, each of the Plans is amended to provide that the first clause of the third subparagraph of the definition of "Change in Control" contained therein is amended by deleting the phrase "at least 60%" and inserting in lieu thereof the phrase "at least 75%".

       The effective date of this Amendment shall be February 20, 1997; provided, however, that the amendment set forth herein shall be of no force and
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effect with respect to any transaction that is intended to comply with "pooling of interest" accounting rules, if and to the extent such amendment would prevent the transaction from so complying. Except as herein modified, the Plans shall remain in full force and effect.

                         GREAT WESTERN FINANCIAL
                          CORPORATION



                         By: /s/ J. LANCE ERIKSON
                             --------------------
                         Executive Vice President, General
                         Counsel and Secretary


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